UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2025
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2025, the Board of Directors ("Board") of Keurig Dr Pepper Inc. (the "Company") approved Robert Gamgort's transition from the role of Executive Chairman to non-employee Chairman of the Board, effective April 24, 2025. In his capacity as non-employee Chairman of the Board, Mr. Gamgort will receive the compensation described in the Company’s 2025 proxy statement filed with the SEC on April 25, 2025 (the "2025 Proxy Statement").
Additionally, on April 21, 2025, the Board increased the size of the Board to ten directors and appointed Michael Van de Ven and Lawson Whiting as independent members of the Board, effective April 24, 2025. Each of Messrs. Van de Ven and Whiting will serve until his respective successor is elected and qualified or until his earlier death, resignation or removal. They will stand for election at the Company's 2025 annual meeting of stockholders along with the other director nominees. The Board appointed Mr. Van de Ven to the Audit and Finance Committee and Mr. Whiting to the Remuneration and Nomination Committee, in each case effective April 24, 2025.
There are no arrangements or understandings between either Mr. Van de Ven or Mr. Whiting and any other persons pursuant to which he was appointed as a director, and neither Mr. Van de Ven nor Mr. Whiting is a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933. Messrs. Van de Ven and Whiting will participate in the compensation arrangements for non-employee directors as described in the 2025 Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: April 25, 2025
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary